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                                                                 EXHIBIT 10.35













                            FORMATION AGREEMENT

                                     OF

                            AGS HOLDINGS L.L.C.,
                    A DELAWARE LIMITED LIABILITY COMPANY



                        DATED AS OF OCTOBER 17, 1997












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                            FORMATION AGREEMENT
                                    OF
                            AGS HOLDINGS L.L.C.,
                    A DELAWARE LIMITED LIABILITY COMPANY



    THIS FORMATION AGREEMENT is entered into by TAG-IT PACIFIC L.L.C., a Delaware limited liability company (the "Member"), and is acknowledged and accepted by Mark Dyne and Colin Dyne (collectively, the "Managers"), as of this 17th day of October, 1997.

                              A G R E E M E N T S:
                              --------------------

    In consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Member hereby agrees as follows:

                                   ARTICLE 1
                     FORMATION OF LIMITED LIABILITY COMPANY

    The Member hereby forms a limited liability company (the "Company") under the provisions of the Delaware Limited Liability Company Act (the "Act") and, except as herein otherwise expressly provided, the rights and liabilities of the Member shall be as provided in that Act, as amended from time to time.
On this date, and on behalf of the Company, the Member executed Certificate of Formation, which shall be promptly filed with the Delaware Secretary of State in accordance with and pursuant to the Act.

                                    ARTICLE 2
                                      NAME

    The business of the Company shall be conducted under the name "AGS HOLDINGS L.L.C." or such other name as the Managers shall hereafter designate.

                                    ARTICLE 3
                                   DEFINITIONS

    As used in this Agreement, the following terms shall have the following meanings:

    "ACT" shall mean the Delaware Limited Liability Company Act, as it may be amended from time to time.

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    "AGREEMENT" shall mean this Formation Agreement, as amended, modified or supplemented from time to time.

    "AGS" shall mean AGS Stationery, Inc., a California corporation.

    "COMPANY" shall mean the limited liability company formed pursuant to this Agreement, as said company may from time to time be constituted.

    "MANAGERS" shall mean Mark Dyne and Colin Dyne.

    "MEMBER" shall mean TAG-IT PACIFIC L.L.C., a Delaware limited liability company.

    "MEMBERSHIP INTEREST" shall mean the Member's ownership interest in the Company, which includes the Member's share of the profits and losses of the Company, the Member's right to receive distributions of the Company's assets, the Member's right to vote or participate in the management of the Company as permitted in this Agreement, and the Member's right to information concerning the business and affairs of the Company, as provided in this Agreement and under the Act.

    "TRANSFER" shall mean any transfer, sale, assignment, gift, pledge or other disposition or encumbrance.

                                    ARTICLE 4
                               NATURE OF BUSINESS

    The business and purpose of the Company is to acquire and hold all of the issued and outstanding shares of stock in AGS, a lower tier subsidiary of the Member, to vote such shares of stock and appoint the board of directors of such corporation, to take all actions as may be appropriate as the sole shareholder of such corporation, and to engage in any lawful act or activity related thereto or for which limited liability companies may be organized under the laws of the State of Delaware.

                                    ARTICLE 5
                                      TERM

    The term of the Company shall commence on the date hereof and shall continue until December 31, 2035, unless earlier terminated under the provisions of Article 12.


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                                    ARTICLE 6
                           PRINCIPAL PLACE OF BUSINESS

    The principal business office of the Company shall be located at the principal office of the Member, or at such other place as may be designated by the Managers from time to time.

                                    ARTICLE 7
                           CAPITAL AND CONTRIBUTIONS

    As a contribution to the capital of the Company, the Member has caused the shareholders of AGS to transfer to the Company all of the issued and outstanding shares of capital stock of AGS, pursuant to the terms of that certain Exchange Agreement, dated October 17, 1997, by and among the Member, the Company, AGS, such AGS shareholders and certain other parties. Except as otherwise required by law, the Member shall not be liable to creditors of the Company, and shall not be required to make additional capital contributions to the Company or to restore all or any portion of a deficit balance in the Member's capital account with the Company.

                                    ARTICLE 8
                          DISTRIBUTIONS AND ALLOCATIONS

    For any fiscal year of the Company, distributions in cash or in kind shall be made to the Member, at such times and in such amounts as determined by the Managers. The Managers shall have the absolute discretion to determine the amount of cash to be withheld from distribution as a reserve for contingencies and anticipated obligations of the Company. Each item of the Company's income, gain, loss, deduction or credit shall be allocated to the Member.

                                    ARTICLE 9
                     BOOKS AND RECORDS; TAX MATTERS PARTNER

    There shall be maintained and kept at all times during the continuation of the Company proper and usual books of account which shall accurately reflect the condition of the Company and shall account for all matters concerning the management thereof; and which books shall be maintained and kept at the principal office of the Company or at such other place or places as the Managers may from time to time determine. The Company's books and records shall be maintained on the basis selected by the Managers. The fiscal year of the Company shall end on August 31 of each year or such other date as determined by the Managers. The "tax matters partner" of the Company within the meaning of section 6231(a)(7) of the Internal Revenue Code

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shall be Mark Dyne or such other person as may be designated by the Managers from time to time.

                                    ARTICLE 10
                                    MANAGEMENT

    The Company shall be managed by the Managers. The Managers shall have general supervision, direction, and control of the business of the Company, and shall have the general powers and duties of management typically vested in the office of president of a corporation, including, but not limited to, the right to enter into and carry out contracts of all kinds; to employ employees, agents, consultants and advisors on behalf of the Company; to lend or borrow money and to issue evidences of indebtedness; to bring and defend actions in law or at equity; to buy, own, manage, sell, lease, mortgage, pledge or otherwise acquire or dispose of the Company property. Without limiting the generality of this paragraph, the Managers shall have power and authority to act on behalf of the Company, subject to the limitations of the Act and the limitations set forth hereinafter:

         (a) To exercise all rights of the Company as the sole shareholder of AGS, including without limitation the right to vote the shares of AGS stock held by the Company, the right to execute written consents and waivers, and the right to elect and maintain on the board of directors of AGS such persons as the Managers in their sole discretion shall determined; provided, however, that at all times such board of directors of AGS shall include at least one of the Managers;

         (b) To acquire, sell, transfer, exchange, lease or dispose of property from or to any person or entity as the Managers may determine; and the fact that a Manager or the Member is directly or indirectly affiliated or connected with any such person or entity shall not prohibit the Managers from dealing with that person or entity;

         (c) To borrow money for the Company from banks, other lending institutions, the Managers, the Member or affiliates of the Managers or the Member, or any other individual or entity on such terms as the Managers deem appropriate, and in connection therewith to hypothecate, encumber and grant security interests in the assets of the Company to secure repayment of the borrowed sums;

         (d) To purchase liability and other insurance to protect the property and business of the Company;


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         (e)  To hold and own any Company real and personal properties in the name of the Company;

         (f) To invest any funds of the Company temporarily (by way of example but not limitation) in time deposits, short-term governmental obligations, commercial paper or other investments;

         (g) To execute on behalf of the Company all instruments and documents, including, without limitation, checks; drafts; notes and other negotiable instruments; mortgages or deeds of trust; security agreements; financing statements; documents providing for the acquisition, mortgage or disposition of property of the Company; assignments; bills of sale; leases; partnership agreements; and any other instruments or documents necessary or appropriate, in the opinion of the Managers, to the business of the Company;

         (h) To employ accountants, legal counsel, managing agents or other experts to perform services for the Company and to compensate them from Company funds;

         (i) To retain and compensate employees and agents generally, and to define their duties;

         (j) To merge the Company with any other limited liability company, a corporation or a general or limited partnership;

         (k) To enter into any and all other agreements on behalf of the Company, with any other person or entity for any purpose necessary or appropriate to the conduct of the business of the Company;

         (l) To pay reimbursement from the Company of all expenses of the Company reasonably incurred and paid by the Managers on behalf of the Company; and

         (m) To do and perform all other acts as may be necessary or appropriate to the conduct of the business of the Company.

    Every contract, deed, mortgage, lease and other instrument executed by the Managers shall be conclusive evidence in favor of every person or entity relying thereon or claiming thereunder that, at the time of the delivery thereof, (i) the Company was in existence, (ii) neither this Agreement nor the Certificate of Formation had been amended in any manner so as to restrict the authority of the Managers, and (iii) the execution and delivery of such instrument was duly authorized by the Managers.


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    The Managers may appoint a secretary, a chief financial officer, and such other officers of the Company as appropriate, each of whom shall hold office for such period, have such authority and perform such duties as the Managers determine.

    The funds of the Company shall be deposited in such bank account or accounts, or invested in such interest-bearing or non-interest bearing investments, as shall be designated by the Managers. All withdrawals from any such bank accounts shall be made by a Manager or a designated officer of the Company. Company funds shall be separately identifiable from and not commingled with those of any other person or entity.

                                    ARTICLE 11
                          TRANSFER OF MEMBERSHIP INTEREST

    There shall be no restrictions on the Transfer by the Member of all or any portion of, or any interest in, its Membership Interest.

                                    ARTICLE 12
                            DISSOLUTION OF THE COMPANY

    The Company shall be dissolved on the earlier of the following events:

         (a)  The decision of the Member or the Managers to dissolve;

         (b) The sale or liquidation of substantially all the assets of the Company;

         (c)  The expiration of the term of the Company, or

         (d)  As otherwise provided by the Act.

    The assets of the Company on winding-up shall be applied first to the expenses of the winding-up, liquidation and dissolution, then to creditors, in order of priority as provided by law, and thereafter distributed to the Member. The Member shall not be personally liable for any debts, liabilities or obligations of the Company, whether to the Company or to the creditors of the Company, beyond the amount contributed by the Member to the capital of the Company, the Member's share of the accumulated but undistributed profits of the Company, if any, and the amount of any distribution (including the return of any capital contribution) made to the Member required to be returned to the Company pursuant to the Act.


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                                    ARTICLE 13
                       ADMISSION OF NEW MEMBERS; AMENDMENTS

    New members may be admitted to the Company as determined by the Member, and shall be admitted upon such terms and conditions as the Member and the Managers may determine, consistent with this Agreement, the Company's Certificate of Formation and any applicable provision of law or rule of a governmental agency or self-regulating organization which has jurisdiction over the business of the Company. This Agreement and the Certificate of Formation may be amended at any time and from time to time as determined by the Member.

                                    ARTICLE 14
                         LIABILITY AND INDEMNIFICATION

    Neither the Member nor any Manager, officer, employee or agent of the Company, the Member or a Manager shall be liable to the Company or the Member for any expenses, damages or losses arising out of the performance of his duties for the Company other than those expenses, damages or losses directly attributable to such person or entity not acting in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company or attributable to such person's breach of his duty of loyalty to the Company. The Company shall indemnify any person or entity who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Company or by the Member) by reason of the fact that he, she or it is or was the Member, a Manager, or an employee or agent of the Company, the Member or a Manager against expenses (including attorneys' fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted under Delaware law.

                                    ARTICLE 15
                                   MISCELLANEOUS

    This Agreement and the rights of the Member hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application of such provision to any person or circumstances shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected hereby.

    Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision thereof.

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All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person, firm or corporation may require in the context thereof.

    IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first set forth above.

                                       TAG-IT PACIFIC L.L.C.,
                                       a Delaware limited liability company


                                       By: /s/ COLIN DYNE
                                          --------------------------
                                      Its: Managing Member
                                          --------------------------





ACKNOWLEDGED AND ACCEPTED BY:


/s/ MARK DYNE
-------------------------
Mark Dyne


/s/ COLIN DYNE
-------------------------
Colin Dyne






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